UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Trust II
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Short Duration Municipal Income Fund

A N N U A L R E P O R T

OCTOBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Short Duration Municipal Income Fund

Annual Report • October 31, 2005

What’s Inside	Letter From the Chairman	1

	Manager Overview	4

	Fund at a Glance	7

	Fund Expenses	8

	Fund Performance	10

Fund Objective

The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. The portfolio invests at least 80% of its net assets in “municipal securities,” which are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers.

	Historical Performance	11

	Schedule of Investments	12

	Statement of Assets and Liabilities	18

	Statement of Operations	19

	Statements of Changes in Net Assets	20

	Financial Highlights	21

	Notes to Financial Statements	25

	Report of Independent Registered Public Accounting Firm	34

	Board Approval of Management Agreement	35

	Additional Information	42

	Additional Shareholder Information	47

	Important Tax Information	48

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00% . This represents the longest sustained Fed tightening cycle since 1976-1979.

     During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Short Duration Municipal Income Fund      1

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the fund and the Manager which became effective on December 1, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2     Smith Barney Short Duration Municipal Income Fund

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2005

All Index performance reflects no deduction for fees, expenses. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Smith Barney Short Duration Municipal Income Fund      3

Q.     What were the overall market conditions during the Fund’s reporting period?

A.     While there was no shortage of factors that could potentially sidetrack the U.S. economy, it continued to expand at a solid pace during the fiscal year. Over the period, gross domestic product (“GDP”)i growth continually surpassed 3.0% in each of its quarterly readings. With the economy on solid footing and inflationary pressures rising in concert with surging oil prices, the Federal Reserve Board (“Fed”)ii continued its tightening policy by raising short-term interest rates. While many market participants felt the Fed may pause in its tightening cycle following Hurricanes Katrina and Rita, it continued to raise rates and indicated that future hikes were likely.

     In the municipal bond market, new bond issuance remained strong throughout the fiscal year. Following $358 billion in new municipal issuance in 2004—the third largest amount during a calendar year—a record $206 billion in new municipal debt was issued during the first half of 2005. In general, this large quantity of new supply was met with solid demand, especially by institutions and property and casualty insurers.

     During the fiscal year, the shorter end of the municipal bond yield curve generated the weakest results due to the Fed’s multiple rate hikes. In contrast, longer-term securities performed relatively well as longer-term rates were flat or declined during much of the period. Elsewhere, lower quality municipals outperformed their higher quality counterparts over the period.

Performance Review

For the 12 months ended October 31, 2005, Class A shares of the Smith Barney Short Duration Municipal Income Fund, excluding sales charges, returned 1.24%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Three-Year Municipal Bond Index,iii which returned 0.34% for the same period. The Lipper Short-Intermediate Municipal Debt Funds Category Average1 increased 0.64% over the same time frame.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 49 funds in the Fund’s Lipper category, and excluding sales charges.

4     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Performance Snapshot as of October 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Short Duration Municipal Income Fund — Class A Shares	1.21%	1.24%

Lehman Brothers Three-Year Municipal Bond Index	0.69%	0.34%

Lipper Short-Intermediate Municipal Debt Funds Category Average	0.46%	0.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

The 30-Day SEC Yields for Class A, Class B, Class C and Class Y shares were 2.90%, 2.61%, 2.61% and 3.11%, respectively. Current reimbursements and/or fee waivers for Class B, Class C and Class Y shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class B, Class C and Class Y shares would have been 2.43%, 2.20% and 3.08%, respectively.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.04%, Class C shares returned 1.04% and Class Y shares returned 1.29% for the six months ended October 31, 2005. Excluding sales charges, Class B shares returned 0.88%, Class C shares returned 0.87% and Class Y shares returned 1.18% over the twelve months ended October 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 49 funds for the six-month period and among the 49 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Q. What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.      Given the prevailing market environment and our outlook for the economy and interest rates, we maintained a defensive posture for the Fund, with an emphasis on capital preservation. We felt strongly that this was a prudent approach given the existing interest rate situation, as well as the Fed’s indications of additional rate hikes going forward.

     During the period, we emphasized issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis. With credit quality spreads (the difference in yield between high-, medium-and low-grade credits) very narrow by historical standards, we continued to hold a high quality portfolio, as we felt the market was not offering enough incremental yield to assume additional credit risk.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     5

What were the leading detractors from performance?

A. As mentioned, we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. However, our low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during those periods when bond prices did rise.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no substantial changes to the Fund’s portfolio. Throughout the fiscal year we maintained our defensive posture and attempted to minimize the Fund’s interest rate risk exposure and emphasized capital preservation given the rising short-term interest rate environment.

     Thank you for your investment in the Smith Barney Short Duration Municipal Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Joseph P. Deane	David Fare
Investment Officer	Investment Officer

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

6     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     7

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	1.21%	$1,000.00	$1,012.10	0.75%	$3.80

Class B	1.04	1,000.00	1,010.40	1.10	5.57

Class C	1.04	1,000.00	1,010.40	1.10	5.57

Class Y	1.29	1,000.00	1,012.90	0.60	3.04

(1)	For the six months ended October 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82

Class B	5.00	1,000.00	1,019.66	1.10	5.60

Class C	5.00	1,000.00	1,019.66	1.10	5.60

Class Y	5.00	1,000.00	1,022.18	0.60	3.06

(1)	For the six months ended October 31, 2005.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     9

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/05	1.24%	0.88%	0.87%	1.18%

Inception* through 10/31/05	1.08	0.74	0.72	0.88

	With Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/05	(0.77)%	(4.07)%	0.87%	1.18%

Inception* through 10/31/05	0.32	(0.38)	0.72	0.88

Cumulative Total Returns† (unaudited)

	Without Sales Charges(1)

Class A (Inception* through 10/31/05)			2.86%

Class B (Inception* through 10/31/05)			1.94

Class C (Inception* through 10/31/05)			1.91

Class Y (Inception* through 10/31/05)			1.74

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception dates for Class A, B, C and Y are March 17, 2003, March 19, 2003, March 18, 2003 and November 14, 2003, respectively.

10     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Short Duration
Municipal Income Fund vs. Lehman Brothers Three-Year Municipal Bond Index†
(March 17, 2003 — October 31, 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on March 17, 2003, assuming deduction of the maxi- mum 2.00% initial sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through October 31, 2005. The Lehman Brothers Three-Year Municipal Bond Index is a broad-based bond index of the municipal bond market with maturities of approximately three years. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     11

Schedule of Investments (October 31, 2005)

SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 93.1%
Arizona — 2.1%
$ 2,185,000	AAA	Arizona State Transportation Board Revenue, Grant
		Anticipation Notes, Series A, AMBAC-Insured,
		4.000% due 7/1/08	$ 2,224,701

California — 6.2%
6,500,000	AAA	Sacramento County, CA, Sanitation District Finance Authority
		Revenue, Subordinated Lien, Regional County B-4,
		AMBAC-Insured, 2.950% due 6/6/06 (a) (b)	6,495,385

Colorado — 7.0%
5,315,000	AAA	Adams & Arapahoe County, CO, Joint School District, GO,
		FSA-Insured, 5.000% due 12/1/07 (b)	5,511,123
1,500,000	A	Denver, CO, City & County Airport Revenue, Series A,
		14.000% due 11/15/08 (c)	1,800,045

		Total Colorado	7,311,168

Connecticut — 4.9%
4,900,000	AAA	Connecticut State Airport Revenue, Bradley International
		Airport, FGIC-Insured, 5.000% due 10/1/07 (d)	5,065,816

Florida — 4.4%
345,000	AAA	Clearwater, FL, Housing Authority Revenue, Affordable Housing
		Acquisition Program, FSA-Insured, 4.950% due 6/1/07	352,680
4,000,000	AA	Orlando, FL, Utilities Commission Water & Electric Revenue,
		5.000% due 10/1/08 (e)	4,170,200

		Total Florida	4,522,880

Illinois — 6.9%
		Illinois State Unemployment Insurance Fund Building Receipts,
		Revenue, Series A:
1,000,000	AA	5.000% due 12/15/05	1,002,450
6,000,000	AAA	FSA-Insured, 5.000% due 12/15/07 (b)	6,216,660

		Total Illinois	7,219,110

Kentucky — 1.7%
1,750,000	AAA	Louisville & Jefferson County, KY, Regional Airport Authority
		Systems Revenue, Series C, FSA-Insured, 5.250% due 7/1/08 (c) (d)	1,821,208

Massachusetts — 1.6%
400,000	AA	Massachusetts Bay Transportation Authority, General
		Transportation System Revenue, Series A, 5.600% due 3/1/08	420,432
1,200,000	AA	Massachusetts State, GO, Series A, 5.375% due 8/1/08	1,263,468

		Total Massachusetts	1,683,900

Michigan — 6.0%
6,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood
		Obligation Group, 5.000% due 11/1/08 (b)	6,215,700

See Notes to Financial Statements.

12     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

New Jersey — 0.5%
$ 500,000	BBB	New Jersey EDA Revenue, Cigarette Tax, 5.000% due 6/15/07	$ 510,010

New York — 14.3%
1,210,000	A-	Long Island Power Authority New York Electric Systems Revenue,
		Series A, 5.000% due 6/1/07	1,242,658
700,000	AAA	Montgomery, Otsego, Schoharie Counties, NY, Solid Waste
		Management Authority Revenue, MBIA-Insured,
		3.500% due 1/1/08	704,186
		New York City, NY, GO:
375,000	A+	Series J, 5.000% due 6/1/09 (f)	396,728
1,875,000	A+	Series J, Unrefunded Balance, 5.000% due 6/1/09	1,966,181
1,050,000	AAA	New York City, NY, Housing Development Corp. Revenue,
		Capital Funding Program, New York City Housing Authority
		Program, Series A, FGIC-Insured, 4.000% due 7/1/07	1,066,002
		New York State Dormitory Authority Revenue:
2,000,000	A+	Court Facilities, Series A, 5.000% due 5/15/08 (f)	2,087,400
		Fashion Institute of Technology Student Housing Corp.,
		FGIC-Insured:
1,470,000	AAA	4.000% due 7/1/08	1,499,341
1,650,000	AAA	5.000% due 7/1/09	1,744,165
		Hospital Insured Mortgage, Series A, FSA-Insured:
3,000,000	AAA	5.000% due 2/15/07	3,072,180
1,000,000	AAA	5.000% due 8/15/07	1,032,670

		Total New York	14,811,511

North Carolina — 0.4%
425,000	AAA	Rutherford County, NC, COP, Rutherford County Schools Project,
		AMBAC-Insured, 2.750% due 3/1/08	418,952

Ohio — 4.0%
455,000	A	Midview, OH, Local School District, COP, School Building
		Facilities Project, 4.500% due 11/1/08	467,699
3,495,000	AA	Ohio State Building Authority Revenue, State Facilities, Vern
		Riffe Center, Series A, 5.000% due 10/1/08	3,657,553

		Total Ohio	4,125,252

Puerto Rico — 6.8%
		Puerto Rico Commonwealth Highway & Transportation Authority:
150,000	BBB+	Series A, 5.000% due 7/1/07 (f)	154,180
850,000	BBB+	Series AA, 5.000% due 7/1/07	871,743
		Puerto Rico Commonwealth, GO, Public Improvement, Series C:
1,500,000	BBB	5.000% due 7/1/08 (e)	1,552,380
3,000,000	BBB	6.000% due 7/1/08 (e)	3,180,210
1,200,000	AAA	FSA-Insured, 5.500% due 7/1/08 (e)	1,269,816

		Total Puerto Rico	7,028,329

See Notes to Financial Statements.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     13

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Texas — 16.8%
$ 7,385,000	AAA	Cypress-Fairbanks, TX, ISD, GO, PSFG, 5.000% due 2/15/16 (b) (d) (e)	$ 7,703,884
4,000,000	AAA	Northside, TX, ISD, GO, Series B, PSF-Guaranteed, SPA-Dexia
		Credit Local, 3.700% due 8/1/10 (e)	3,989,480
3,000,000	AAA	San Antonio, TX, Hotel Occupancy Tax Subordinated Lien Revenue,
		Series B, AMBAC-Insured, 5.000% due 8/15/08 (e)	3,118,200
1,080,000	AAA	Texas Municipal Power Agency Subordinated Lien Revenue,
		FGIC-Insured, 5.000% due 9/1/07	1,114,787
1,445,000	AAA	Waco, TX, Health Facilities Development Corp. Revenue, Hillcrest
		Health Systems, MBIA-Insured, 5.000% due 9/1/07	1,488,943

		Total Texas	17,415,294

Virginia — 5.9%
1,000,000	BBB+	Peninsula Ports Authority, Coal Terminal Revenue, Dominion
		Terminal Associates Project, 3.300% due 9/30/08 (e)	980,480
5,000,000	BBB+	York County, VA, IDA, PCR, Virginia Electrical & Power Co.,
		5.500% due 7/1/09 (b)	5,157,150

		Total Virginia	6,137,630

Washington — 3.0%
3,000,000	AAA	Washington State Public Power Supply Revenue, Nuclear
		Project Number 1, Series A, MBIA-Insured, 5.750% due 7/1/10	3,109,050

Wisconsin — 0.6%
600,000	BBB	Badger, WI, Tobacco Asset Securitization Corp. Revenue,
		5.500% due 6/1/06	606,408

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $98,157,308)	96,722,304

SHORT-TERM INVESTMENTS — 5.3%
Missouri — 2.4%
2,500,000	MIG1(g)	Missouri Public Utilities Commission, Interim Construction Notes,
		4.000% due 9/15/06	2,521,575

New York — 2.9%
3,000,000	MIG1(g)	Syracuse City, NY, RAN, Series D, LOC-JPMorgan Chase Bank,
		4.000% due 6/30/06	3,019,950

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $5,541,249)	5,541,525

		TOTAL INVESTMENTS — 98.4%
		(Cost — $103,698,557#)	102,263,829
		Other Assets in Excess of Liabilities — 1.6%	1,613,887

		TOTAL NET ASSETS — 100.0%	$ 103,877,716

See Notes to Financial Statements.

14     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Floating rate security with tender option and resetting interest rate at each auction. The tender option represents the Fund’s ability to sell the security at each auction. The maturity date shown is the next auction date.

(b)	All or a portion of this security is segregated for open futures contracts.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Security with a “put” feature and with resetting interest rates. The date shown is the date of the next interest rate reset date.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Rating by Moody’s Investors Service. All ratings are unaudited.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC — Ambac Assurance Corporation
COP — Certificate of Participation
EDA — Economic Development Authority
FGIC — Financial Guaranty Insurance Company
FSA — Financial Security Assurance
GO — General Obligation
IDA — Industrial Development Authority
ISD — Independent School District
LOC — Letter of Credi
MBIA — Municipal Bond Investors Assurance Corporation
PCR — Pollution Control Revenue
PSF — Permanent School Fund
PSFG — Permanent School Fund Guaranty
RAN — Revenue Anticipation Notes
SPA — Standby Bond Purchase Agreement t

Summary of Investments by Industry*

General Obligation	24.9%
Utilities	16.9
Miscellaneous	14.2
Transportation	12.9
Hospitals	11.5
Education	7.9
Water & Sewer	6.4
Escrowed to Maturity	2.6
Housing: Multi-Family	1.4
Solid Waste	0.7
Tobacco	0.6

100.0%

* As a percent of total investments. Please note that Fund holdings are as of October 31, 2005 and are subject to change.

See Notes to Financial Statements.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay inter-
est and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are some-
what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay princi-
pal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly
CCC, CC		speculative with respect to capacity to pay interest and repay principal in accordance with the
and C		terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteris-
tics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of invest-
ment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamen-
tally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly pro-
tected nor poorly secured. Interest payments and principal security appear adequate for the pre-
sent but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

16     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature-VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report    17

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $103,698,557)	$102,263,829
Cash	252,187
Interest receivable	1,443,052
Receivable for Fund shares sold	210,187
Prepaid expenses	17,783

Total Assets	104,187,038

LIABILITIES:
Payable for Fund shares repurchased	78,037
Distributions payable	54,231
Management fee payable	44,751
Distribution fees payable	22,190
Payable to broker — variation margin on open futures contracts	4,844
Transfer agent fees payable	4,579
Trustees’ fees payable	2,595
Accrued expenses	98,095

Total Liabilities	309,322

Total Net Assets	$103,877,716

NET ASSETS:
Par value (Note 6)	$212
Paid-in capital in excess of par value	108,092,850
Undistributed net investment income	20,857
Accumulated net realized loss on investments and futures contracts	(3,552,257)
Net unrealized depreciation on investments and futures contracts	(683,946)

Total Net Assets	$103,877,716

Shares Outstanding:
Class A	15,311,045

Class B	466,218

Class C	5,389,339

Class Y	75,695

Net Asset Value:
Class A (and redemption price)	$4.89

Class B*	$4.89

Class C	$4.89

Class Y (and redemption price)	$4.89

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.00%)†	$4.99

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† Based upon a single purchase of less than $500,000.

See Notes to Financial Statements.

18     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$4,408,348

EXPENSES:
Management fee (Note 2)	672,712
Distribution and service fees (Notes 2 and 4)	358,797
Custody fees	62,198
Legal fees	43,547
Shareholder reports (Note 4)	42,699
Registration fees	25,599
Audit and tax	25,000
Transfer agent fees (Notes 2 and 4)	17,290
Trustees’ fees	12,410
Insurance	877
Miscellaneous expenses	8,671

Total Expenses	1,269,800
Less: Expense reimbursement (Note 2)	(28,183)

Net Expenses	1,241,617

Net Investment Income	3,166,731

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	(855,969)
Futures contracts	391,332

Net Realized Loss	(464,637)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,603,835)
Futures contracts	1,163,125

Change in Net Unrealized Appreciation/Depreciation	(1,440,710)

Net Loss on Investments and Futures Contracts	(1,905,347)

Increase in Net Assets From Operations	$1,261,384

See Notes to Financial Statements.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     19

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004

OPERATIONS:
Net investment income	$3,166,731	$2,950,633
Net realized loss	(464,637)	(2,908,947)
Change in net unrealized appreciation/depreciation	(1,440,710)	507,895

Increase in Net Assets From Operations	1,261,384	549,581

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,166,731)	(2,950,532)

Decrease in Net Assets From Distributions to Shareholders	(3,166,731)	(2,950,532)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	35,163,339	165,577,098
Reinvestment of distributions	2,380,473	2,348,618
Cost of shares repurchased	(119,307,164)	(95,714,854)

Increase (Decrease) in Net Assets From Fund Share
Transactions	(81,763,352)	72,210,862

Increase (Decrease) in Net Assets	(83,668,699)	69,809,911
NET ASSETS:
Beginning of year	187,546,415	117,736,504

End of year*	$103,877,716	$187,546,415

* Includes undistributed net investment income of:	$20,857	$20,857

See Notes to Financial Statements.

20     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2005	2004		2003	(2)

Net Asset Value, Beginning of Year	$4.94	$5.01		$5.00

Income (Loss) From Operations:
Net investment income	0.11	0.09		0.05
Net realized and unrealized gain (loss)	(0.05)	(0.07)		0.01

Total Income From Operations	0.06	0.02		0.06

Less Distributions From:
Net investment income	(0.11)	(0.09)		(0.05)

Total Distributions	(0.11)	(0.09)		(0.05)

Net Asset Value, End of Year	$4.89	$4.94		$5.01

Total Return(3)	1.24%	0.50%		1.10%

Net Assets, End of Year (000s)	$74,872	$135,952		$76,033

Ratios to Average Net Assets:
Gross expenses	0.74%	0.78%		1.18	%(6)
Net expenses	0.74	0.75	(4)(5)	0.73	(4)(5)(6)
Net investment income	2.21	1.90		1.54	(6)

Portfolio Turnover Rate	24%	27%		10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 17, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and reimbursements are voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

(6)	Annualized.

See Notes to Financial Statements.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	(2)

Net Asset Value, Beginning of Year	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.09	0.08	0.04
Net realized and unrealized gain (loss)	(0.05)	(0.07)	0.01

Total Income From Operations	0.04	0.01	0.05

Less Distributions From:
Net investment income	(0.09)	(0.08)	(0.04)

Total Distributions	(0.09)	(0.08)	(0.04)

Net Asset Value, End of Year	$4.89	$4.94	$5.01

Total Return(3)	0.88%	0.16%	0.90%

Net Assets, End of Year (000s)	$2,279	$3,483	$2,286

Ratios to Average Net Assets:
Gross expenses	1.14%	1.13%	1.53	%(6)
Net expenses(4)(5)	1.10	1.10	1.07	(6)
Net investment income	1.87	1.58	1.20	(6)

Portfolio Turnover Rate	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 19, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and reimbursements are voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.10%.

(6)	Annualized.

See Notes to Financial Statements.

22     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	(3)

Net Asset Value, Beginning of Year	$4.94	$5.01	$5.00

Income (Loss) From Operations:
Net investment income	0.09	0.08	0.03
Net realized and unrealized gain (loss)	(0.05)	(0.07)	0.01

Total Income From Operations	0.04	0.01	0.04

Less Distributions From:
Net investment income	(0.09)	(0.08)	(0.03)

Total Distributions	(0.09)	(0.08)	(0.03)

Net Asset Value, End of Year	$4.89	$4.94	$5.01

Total Return(4)	0.87%	0.14%	0.88%

Net Assets, End of Year (000s)	$26,356	$47,838	$39,417

Ratios to Average Net Assets:
Gross expenses	1.17%	1.13%	1.52	%(7)
Net expenses(5)(6)	1.10	1.10	1.07	(7)
Net investment income	1.84	1.54	1.21	(7)

Portfolio Turnover Rate	24%	27%	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed Class C shares.

(3)	For the period March 18, 2003 (inception date) to October 31, 2003.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and reimbursements are voluntary and may be reduced or terminated at any time.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.10%.

(7)	Annualized.

See Notes to Financial Statements.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)	2005	2004	(2)

Net Asset Value, Beginning of Year	$4.95	$5.02

Income (Loss) From Operations:
Net investment income	0.12	0.10
Net realized and unrealized loss	(0.06)	(0.07)

Total Income From Operations	0.06	0.03

Less Distributions From:
Net investment income	(0.12)	(0.10)

Total Distributions	(0.12)	(0.10)

Net Asset Value, End of Year	$4.89	$4.95

Total Return(3)	1.18%	0.56%

Net Assets, End of Year (000s)	$371	$273

Ratios to Average Net Assets:

Gross expenses	0.65%	0.63	%(6)
Net expenses(4) (5)	0.60	0.59	(6)
Net investment income	2.41	2.08	(6)

Portfolio Turnover Rate	24%	27%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 14, 2003 (Inception date) to October 31, 2004.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Such waivers and reimbursements are voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.60%.

(6)	Annualized.

See Notes to Financial Statements.

24     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Short Duration Municipal Income Fund (the “Fund”), is a separate diversified series of Smith Barney Trust II (“Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (b) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     (c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge a portion of the portfolio to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is deter-

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     25

Notes to Financial Statements (continued)

mined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”) which for the period of the report was an indirect wholly owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly. During the year ended October 31, 2005, SBFM reimbursed expenses in the amount of $28,183.

     During the year ended October 31, 2005, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 0.75%, 1.10%, 1.10% and 0.60%, respectively, of the respective average daily net assets of each class. These expense limitations are voluntary and can be terminated at any time by SBFM.

     Citicorp Trust Bank, fsb (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2005 the Fund paid transfer agent fees of $12,925 to CTB.

     Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

26     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

     There is a maximum initial sales charge of 2.00% for Class A shares. Class B shares are available only in an exchange from another Smith Barney fund. The contingent deferred sales charge (“CDSC”) on Class B shares is based on the fund owned prior to the exchange (up to 5.00%); the charge declines by 1.00% per year for 5 years until no CDSC is incurred. Class A and Class C shares acquired in an exchange from another Smith Barney Fund subject to a CDSC remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those initial purchases of Class A shares of the Fund, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the year ended October 31, 2005, CGM received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B

CDSCs	$2,000	$5,000

     Certain officers and one Trustee of the Trust are employees of SBFM or its affiliates and do not receive compensation from the Trust.

     The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees previously elected to receive a lump sum payment under the Plan during this period. The Fund’s allocable share of the liability at October 31, 2005 was $2,478.

3. Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$35,228,338

Sales	116,337,562

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     27

Notes to Financial Statements (continued)

     At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,462
Gross unrealized depreciation	(1,447,190)

Net unrealized depreciation	$(1,434,728)

At October 31, 2005, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Sell:
U.S. 5 Year Treasury Notes	310	12/05	$33,576,875	$32,826,093	$750,782

4. Class Specific Expenses

Pursuant to a Distribution and Service Plan (the “Plan”), the Fund pays a distribution and/or service fee calculated at the annual rate of 0.15%, 0.50% and 0.50% of the average daily net assets of Class A, B and C shares, respectively. For the year ended October 31, 2005, total Distribution and Service fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution and Service Fees	$165,880	$13,302	$179,615

For the year ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agent fees	$5,515	$962	$10,678	$135

For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Reports Expenses	$15,182	$880	$26,547	$90

5. Distributions to Shareholders by Class

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004*

Net Investment Income
Class A	$2,446,558		$2,172,937
Class B	49,820		45,995
Class C(1)	662,620		729,007
Class Y	7,733		2,593

Total	$3,166,731		$2,950,532

(1)	Effective April 29, 2004, Class L shares were renamed as Class C shares.

*	Distributions for Class Y are for the period November 14, 2003 (inception date) though October 31, 2004.

28     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At October 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,254,432	$25,845,898	23,210,885	$115,593,593
Shares issued on reinvestment	380,176	1,863,544	358,225	1,777,256
Shares repurchased	(17,823,442)	(87,363,573)	(11,231,432)	(55,815,855)

Net Increase (Decrease)	(12,188,834)	$(59,654,131)	12,337,678	$61,554,994

Class B
Shares sold	89,147	$438,175	408,580	$2,027,838
Shares issued on reinvestment	6,214	30,438	4,686	23,232
Shares repurchased	(333,819)	(1,640,873)	(164,465)	(815,657)

Net Increase (Decrease)	(238,458)	$(1,172,260)	248,801	$1,235,413

Class C(1)
Shares sold	1,786,578	$8,779,266	9,563,567	$47,682,411
Shares issued on reinvestment	99,255	486,491	110,397	548,130
Shares repurchased	(6,172,321)	(30,302,718)	(7,858,675)	(39,083,342)

Net Increase (Decrease)	(4,286,488)	$(21,036,961)	1,815,289	$9,147,199

Class Y*
Shares sold	20,446	$100,000	55,249	$273,256

Net Increase	20,446	$100,000	55,249	$273,256

(1)	Effective April 29, 2004, Class L shares were renamed Class C shares.

*	Transactions for Class Y are for the period November 14, 2003 (inception date) through October 31, 2004.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$3,166,377	$2,950,532
Ordinary Income	354	—

Total Taxable Distributions	354	—
Total Distributions Paid	$3,166,731	$2,950,532

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     29

Notes to Financial Statements (continued)

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$77,493

Total Undistributed earnings	77,493
Capital loss carryforward *	(2,801,475)
Other book/tax temporary differences (a)	(807,418)
Unrealized appreciation/(depreciation)	(683,946)

Total accumulated earnings/(losses) — net	$(4,215,346)

*	During the taxable year ended October 31, 2005, the Fund utilized $698,488 of its capital loss carryover available from prior years. As of October 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

10/31/2012	$(2,801,475)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

30     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     31

Notes to Financial Statements (continued)

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

The Fund has received information as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

32     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

11. Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract (and sub-advisory contract(s), if applicable) to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager (and new sub-advisory contract(s), if applicable) which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

     Effective December 1, 2005, with respect to those fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Smith Barney Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Short Duration Municipal Income Fund, a series of Smith Barney Trust II, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period March 17, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Smith Barney Short Duration Municipal Income Fund as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period of March 17, 2003 through October 31, 2003, in conformity with U.S. generally accepted accounting principles.

New York, New York December 16, 2005

34     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Short Duration Municipal Income Fund (the “Fund”), a series of Smith Barney Trust II, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowl-

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     35

Board Approval of Management Agreement (unaudited) (continued)

edge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “short-intermediate municipal debt funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended March 31, 2005 was better than the median.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that the Fund’s performance was satisfactory and that it will continue to evaluate the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office

36     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as “short-intermediate municipal debt funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was also below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

      Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were better than the median and that the Fund’s Contractual Management Fee was within the range of the asset-weighted average across all different asset levels. The Board also noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     37

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

     At a meeting held on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason previously provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup.

38     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board, including at meeting held prior to the August 2005 meeting. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i)	the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii)	that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv)	that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v)	that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi)	that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     39

Board Approval of Management Agreement (unaudited) (continued)

and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii)	that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(ix)	the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(x)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds including possible economies of scale and access to investment opportunities;

(xi)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv)	the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi)	that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvii)	that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the renewal of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

40     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Smith Barney Short Duration Municipal Income Fund (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010.

				Number of	Other Board
		Term of	Principal	Portfolios In	Memberships
	Position(s)	Office* and	Occupation(s)	Fund Complex	Held by
Name, Address and	Held with	Length of	During Past	Overseen by	Trustee During
Birth Year	Fund	Time Served	Five Years	Trustee	Past Five Years

Non Interested Trustees:
Elliott J. Berv	Trustee	Since	Executive Vice President and	37	Board Member,
c/o R. Jay Gerken		2001	Chief Operations Officer,		American Identity Corp.
Citigroup Asset Management			DigiGym Systems (on-line		(doing business as
(“CAM”)			personal training systems)		Morpheus Technologies)
399 Park Avenue			(since 2001); Consultant		(biometric information
New York, NY 10022			Catalyst (Consulting) (since		management) (since
Birth Year: 1943			1984); Chief Executive		2001); Director, Lapoint
			Officer, Motorcity USA		Industries (industrial
			(motorsport racing) (Since		filter company) (since
			2004).		2002); Director,
Alzheimer’s Association
(New England Chapter)
(since 1998).
Donald M. Carlton	Trustee	Since	Consultant, URS Corporation	37	Director, Temple-Inland
c/o R. Jay Gerken		2001	(engineering) (since 1999);		(forest products) (since
CAM			former Chief Executive Officer,		2003); American
399 Park Avenue			Radian International LLC		Electric Power Co.
New York, NY 10022			(engineering) (from 1996 to		(electric utility) (since
Birth Year: 1937			1998), Member of Management		1999); Director,
			Committee, Signature Science		National Instruments
			(research and development) (since		Corp. (technology)
			2000).		(since 1994). Former
Director, Valero Energy
(petroleum refining)
(from 1999 to 2003)
A. Benton Cocanougher	Trustee	Since	Dean Emeritus and Professor,	37	None
c/o R. Jay Gerken		2001	Texas A&M University
CAM			(since 2004); former Interim
399 Park Avenue			Chancellor, Texas A&M University
New York, NY 10022			System (from 2003 to 2004); former
Birth Year: 1938			Special Advisor to the President,
Texas A&M University (2002-
2003); former Dean Emeritus
and Wiley Professor, Texas A&M
University (from 2001 to 2002);
former Dean and Professor of
Marketing, College and
Graduate School of Business
of Texas A&M University
(from 1987 to 2001).

42     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of	Principal	Portfolios In	Memberships
	Position(s)	Office* and	Occupation(s)	Fund Complex	Held by
Name, Address and	Held with	Length of	During Past	Overseen by	Trustee During
Birth Year	Fund	Time Served	Five Years	Trustee	Past Five Years

Non Interested Trustees:
Mark T. Finn	Trustee	Since	Adjunct Professor, William &	37	Former President and
c/o R. Jay Gerken		2001	Mary College (since September		Director, Delta
CAM			2002); Principal/member, Belvan		Financial, Inc.
399 Park Avenue			Partners/Balfour Vantage —		(investment advisory
New York, NY 10022			Manager and General Partner to		firm) from 1983 to
Birth Year: 1943			the Vantage Hedge Fund, LP (since		1999 )
March 2002); Chairman and
owner, Vantage Consulting Group,
Inc. (investment advisory and
consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since	Chairman, HLB Gross Collinsn, PC	37	Director, Andersen
c/o R. Jay Gerken		2001	(accounting and consulfing firm)		Calhoun (assisted
CAM			(since 1979); Treasurer, Coventry		living) (since 1987);
399 Park Avenue			Limited, Inc. (Senior Living		former Director,
New York, NY 10022			Facilities) (since 1985); former		Yu Save, Inc. (internet
Birth Year: 1947			Managing Director, Fountainhead		company) (from 1998
			Ventures, LLC (technology		to 2000); former
			accelerator) (from 1998 to 2003);		Director, Hotpalm.com,
			former Treasurer, Hank Aaron		Inc. (wireless
			Enterprises (fast food franchise)		applications) from
			(from 1985 to 2001); former		1998 to 2000); former
			Partner, Capital Investment		Director, United Telesis,
			Advisory Partners (leverage buyout		Inc. (telecommuni-
			consulting) (from 2000 to 2002);		cations) (from 1997 to
			former Secretary, Carint N.A.		2002); former Director
			(manufacturing) (from 1998 to		ebank.com, Inc. (from
			2002)		1997 to 2004)

Diana R. Harrington	Trustee	Since	Professor, Babson College	37	None
c/o R. Jay Gerken		1992	(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Birth Year: 1940

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     43

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of	Principal	Portfolios In	Memberships
	Position(s)	Office* and	Occupation(s)	Fund Complex	Held by
Name, Address and	Held with	Length of	During Past	Overseen by	Trustee During
Birth Year	Fund	Time Served	Five Years	Trustee	Past Five Years

Non-Interested Trustees:
Susan B. Kerley	Trustee	Since	Consultant, Strategic	37	Chairperson and
c/o R. Jay Gerken		1992	Management Advisors, LLC		Independent Board
CAM			(investment consulting)		Member of Eclipse
399 Park Avenue			(since 1990).		Fund, Inc. and Eclipse
New York, NY 10022					Funds (which trade as
Birth Year: 1951					Mainstay Funds)
(currently supervises
16 investment
companies in the
fund complex)

Alan G. Merten	Trustee	Since	President, George Mason	37	Director, Xybernaut
c/o R. Jay Gerken		2001	University (since 1996).		Corporation (informa-
CAM					tion technology)
399 Park Avenue					(since 2004); Director,
New York, NY 10022					Digital Net Holdings,
Birth Year: 1941					Inc. (since 2003);
Director, Comshare,
Inc. (information tech-
nology) (from 1985 to
2003)

R. Richardson Pettit	Trustee	Since	Professor of Finance, University	37	None
c/o R. Jay Gerken		2001	of Houston (from 1977 to 2002);
CAM			independent consultant
399 Park Avenue			(since 1984).
New York, NY 10022
Birth Year: 1942

Interested Trustee:
R. Jay Gerken**	Chairman,	Since	Managing Director of CAM;	171	N/A
CAM	President,	2002	Chairman, President, Chief
399 Park Avenue,	and Chief		Executive Officer and Director
Mezzanine	Executive		SBFM, and CFM; President and
New York, NY 10022	Officer		Chief Executive Officer of certain
Birth Year: 1951			mutual funds associated with
CAM; formerly Portfolio Manager
of Smith Barney Allocation Series,
Inc. (from 1996 to 2001) and Smith
Barney Growth and Income Fund
(from 1996 to 2000); formerly
Chairman, President and Chief
Executive Officer of Travelers
Investment Adviser, Inc. (“TIA”)
(from 2002 to 2005)

44     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of	Principal	Portfolios In	Memberships
	Position(s)	Office* and	Occupation(s)	Fund Complex	Held by
Name, Address and	Held with	Length of	During Past	Overseen by	Trustee During
Birth Year	Fund	Time Served	Five Years	Trustee	Past Five Years

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President and	2003	Vice President and Chief
125 Broad Street,	Chief		Administrative Officer of
11th Floor	Administrative		mutual funds associated with
New York, NY 10004	Officer		CAM; Treasurer of certain
Birth Year: 1956			mutual funds associated with
CAM; Head of International
Funds Administration of CAM
(from 2001 to 2003); Director of
Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM (from
1998 to 2000)

Frances M. Guggino	Chief	Since	Director of CAM; Chief Financial	N/A	N/A
CAM	Financial	2004	Officer and Treasurer of certain
125 Broad Street,	Officer		mutual funds associated with
10th Floor	and		CAM; Controller of certain
New York, NY 10004	Treasurer		mutual funds associated with
Birth Year: 1957			CAM.

Joseph P. Deane	Investment	Since	Managing Director of CAM;	N/A	N/A
CAM	Officer	1998	Investment Officer of SBFM
399 Park Avenue,
4th Floor
New York, NY 10022
Birth Year: 1947

David T. Fare	Investment	Since	Director of CAM; Investment	N/A	N/A
CAM	Officer	2004	Officer of SBFM
399 Park Avenue,
4th Floor
New York, NY 10022
Birth Year 1962

Andrew Beagley	Chief Anti-	Since	Director of CAM (since 2000);	N/A	N/A
CAM	Money	2002	Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
Birth Year: 1962			Compliance Officer and Vice
	Chief	Since	President of certain mutual
	Compliance	2004	funds associated with CAM;
	Officer		Director of Compliance, Europe,
the Middle East and Africa,
CAM (from 1999 to 2000); Chief
Compliance Officer, SBFM, CFM;
Formerly Chief Compliance Officer,
TIA (from 2002-2005)

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     45

Additional Information (unaudited) (continued)

				Number of	Other Board
		Term of	Principal	Portfolios In	Memberships
	Position(s)	Office* and	Occupation(s)	Fund Complex	Held by
Name, Address and	Held with	Length of	During Past	Overseen by	Trustee During
Birth Year	Fund	Time Served	Five Years	Trustee	Past Five Years

Officers:
Wendy S. Setnicka	Controller	Since	Vice President of CAM (since	N/A	N/A
CAM		2004	2002); Controller of certain
125 Broad Street,			mutual funds associated with
10th Floor			CAM; Assistant Controller
New York, NY 10004			of CAM (from 2002 to 2004);
Birth Year: 1964			Accounting Manager of CAM
(from 1998 to 2002)

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM	Chief Legal	2003	Counsel of Global Mutual Funds
300 First Stamford Place	Officer		for CAM and it predecessor (since
Stamford, CT 06902			1994); Secretary of CFM; Secretary
Birth Year: 1954			and Chief Legal Officer of mutual
funds associated with CAM

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund’s as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

46     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

On October 21, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Election of Trustees[1]

Nominees:
Elliot J. Berv	390,185,282.078	17,007,145.913	0	0
Donald M. Carlton	390,309,164.112	16,883,263.879	0	0
A. Benton Cocanougher	390,216,296.988	16,976,131.003	0	0
Mark T. Finn	390,392,076.470	16,800,351.521	0	0
Stephen Randolph Gross	390,214,170.384	16,978,257.607	0	0
Diana R. Harrington	390,350,563.762	16,841,864.228	0	0
Susan B. Kerley	390,230,241.659	16,962,186.331	0	0
Alan G. Merten	390,331,665.182	16,860,762.809	0	0
R. Richardson Pettit	390,227,821.252	16,964,606.739	0	0
R. Jay Gerken	389,654,043.355	17,538,384.636	0	0

1 Trustees are elected by the shareholders of all of the series of the Trust of which the fund is a series.

Smith Barney Short Duration Municipal Income Fund 2005 Annual Report     47

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

48     Smith Barney Short Duration Municipal Income Fund 2005 Annual Report

Smith Barney
Short Duration
Municipal Income Fund

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund
Donald M. Carlton	Management LLC
A. Benton Cocanougher
Mark T. Finn	DISTRIBUTORS
R. Jay Gerken, CFA	Legg Mason Investor Services, LLC
Chairman	Citigroup Global Markets Inc.
Stephen Randolph Gross
Diana R. Harrington	CUSTODIAN
Susan B. Kerley	State Street Bank
Alan G. Merten	& Trust Company
R. Richardson Pettit
TRANSFER AGENT
OFFICERS	PFPC Inc.
R. Jay Gerken, CFA	P.O. Box 9699
President and	Providence, RI 02940-9699
Chief Executive Officer
INDEPENDENT REGISTERED
Andrew B. Shoup	PUBLIC ACCOUNTING FIRM
Senior Vice President and	KPMG LLP
Chief Administrative Officer	345 Park Avenue
New York, New York 10154
Frances M. Guggino
Chief Financial Officer and
Treasurer

Joseph P. Deane
Investment Officer

David T. Fare
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

TThis report is submitted for general information of the shareholders of Smith Barney Trust II — Smith Barney Short Duration Municipal Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02866 12/05                05-9404

Smith Barney Trust II
Smith Barney Short Duration Municipal
Income Fund

The Fund is a separate investment fund of Smith Barney Trust II, a Massachusetts business trust.

SMITH BARNEY SHORT DURATION
MUNICIPAL INCOME FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon requst, by calling 1-800-451-2010, (2) on the fund’s website at www. citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen
Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial
expert. Mr. Gross is an “independent” Trustee pursuant to
paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two
fiscal years ending October 31, 2004 and October 31, 2005 (the
"Reporting Periods") for professional services rendered by the
Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2004 and $71,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting
Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith
Barney Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.
Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-
approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,000 in 2004 and
$12,000 in 2005. These services consisted of (i) review or
preparation of U.S. federal, state, local and excise tax returns;
(ii) U.S. federal, state and local tax planning, advice and
assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-
approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting
Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this
Item for the Smith Barney Trust II

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100%
for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and
2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to
Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information”
and $75,000 for 2004.

(h) Yes. The Smith Barney Trust II‘ Audit Committee has considered whether the provision of non-audit services that were rendered to
Service Affiliates which were not pre-approved (not requiring pre-
approval) is compatible with maintaining the Accountant's
independence. All services provided by the Auditor to the Smith
Barney Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Trust II

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Trust II

Date:	January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Trust II

Date:	January 9, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Smith Barney Trust II

Date:	January 9, 2006